                        CIT Equipment Collateral 2005-VT1           Exhibit 99.1
                            Monthly Servicing Report

                                                Determination Date:     07/18/05
                                                 Collection Period:     06/30/05
                                                      Payment Date:     07/20/05

  I. AVAILABLE FUNDS
     A.  Available Pledged Revenues

          a.      Scheduled Payments Received                                                                 $ 24,863,518.07
          b.      Liquidation Proceeds Allocated to Owner Trust                                                  1,233,914.79
          c.      Required Payoff Amounts of Prepaid Contracts                                                     675,332.26
          d.      Required Payoff Amounts of Purchased Contracts                                                         0.00
          e.      Proceeds of Clean-up Call                                                                              0.00
          f.      Investment Earnings on Collection Account and
                  Note Distribution Account                                                                              0.00
                                                                                                              ---------------

                                                                       Total Available
                                                                        Pledged Revenues =                    $ 26,772,765.12

     B.  Determination of Available Funds

          a.      Total Available Pledged Revenues                                                            $ 26,772,765.12
          b.      Servicer Advances                                                                              2,025,533.33
          c.      Recoveries of  prior Servicer Advances                                                        (2,196,652.49)
          d.      Withdrawal from Cash Collateral Account                                                          438,893.57
                                                                                                              ---------------

                                                                       Total Available
                                                                        Funds =                               $ 27,040,539.53
                                                                                                              ===============


 II. DISTRIBUTION AMOUNTS

     A.  COLLECTION ACCOUNT DISTRIBUTIONS

            1.    Servicing Fee                                                                                    436,424.87

            2.    Class A-1 Note Interest Distribution                                          276,785.93
                  Class A-1 Note Principal Distribution                                      22,457,117.40
                                 Aggregate Class A-1 distribution                                               22,733,903.33

            3.    Class A-2 Note Interest Distribution                                          726,933.33
                  Class A-2 Note Principal Distribution                                               0.00
                                 Aggregate Class A-2 distribution                                                  726,933.33

            4.    Class A-3 Note Interest Distribution                                          724,433.33
                  Class A-3 Note Principal Distribution                                               0.00
                                 Aggregate Class A-3 distribution                                                  724,433.33

            5.    Class A-4 Note Interest Distribution                                          338,154.33
                  Class A-4 Note Principal Distribution                                               0.00
                                 Aggregate Class A-4 distribution                                                  338,154.33

            6.    Class B Note Interest Distribution                                             53,549.33
                  Class B Note Principal Distribution                                           547,734.57
                                 Aggregate Class B distribution                                                    601,283.90

            7.    Class C Note Interest Distribution                                             48,646.83
                  Class C Note Principal Distribution                                           486,875.17
                                 Aggregate Class C distribution                                                    535,522.00

            8.    Class D Note Interest Distribution                                             91,852.89
                  Class D Note Principal Distribution                                           852,031.55
                                 Aggregate Class D distribution                                                    943,884.44

            9.    Deposit to the Cash Collateral Account                                                                 0.00

            10.   Amounts in accordance with the CCA Loan Agreement                                                      0.00

            11.   Remainder to the holder of the equity certificate                                                      0.00
                                                                                                              ---------------

                                                                       Collection Account
                                                                        Distributions =                         27,040,539.53
                                                                                                              ===============

     B.  CASH COLLATERAL ACCOUNT DISTRIBUTIONS

            1.    Payment due on the Senior Loan                                                                 1,582,690.16

            2.    Payment due on the Holdback                                                                            0.00

            3.    Payment to the Depositor                                                                               0.00
                                                                                                              ---------------

                                                                       Cash Collateral Account
                                                                        Distributions =                          1,582,690.16
                                                                                                              ===============


     C.  INCORRECT DEPOSITS TO BE RETURNED TO CIT                      Collection Account
                                                                        Distributions =                                  0.00
                                                                                                              ===============

III.    INFORMATION REGARDING DISTRIBUTIONS ON THE SECURITIES


            ------------------------------------------------------------------------------------------------------------------------
                              Distribution           Class A-1         Class A-2          Class A-3           Class A-4
                                Amounts                Notes             Notes              Notes               Notes
            ------------------------------------------------------------------------------------------------------------------------
          1.                 Interest Due               276,785.93        726,933.33        724,433.33        338,154.33
          2.                 Interest Paid              276,785.93        726,933.33        724,433.33        338,154.33
          3.              Interest Shortfall                  0.00              0.00              0.00              0.00
                            ((1) minus (2))
          4.                Principal Paid           22,457,117.40              0.00              0.00              0.00

          5.           Total Distribution Amount     22,733,903.33        726,933.33        724,433.33        338,154.33
                            ((2) plus (4))


            ------------------------------------------------------------------------------------------------------------------------
                              Distribution              Class B           Class C            Class D       Total Offered
                                Amounts                  Notes             Notes              Notes            Notes
            ------------------------------------------------------------------------------------------------------------------------
          1.                 Interest Due                53,549.33         48,646.83         91,852.89      2,260,355.97
          2.                 Interest Paid               53,549.33         48,646.83         91,852.89      2,260,355.97
          3.              Interest Shortfall                  0.00              0.00              0.00              0.00
                            ((1) minus (2))
          4.                Principal Paid              547,734.57        486,875.17        852,031.55     24,343,758.69

          5.           Total Distribution Amount        601,283.90        535,522.00        943,884.44     26,604,114.66
                            ((2) plus (4))


 IV.   Information Regarding the Securities

     A    Summary of Balance Information

            ------------------------------------------------------------------------------------------------------------------------

                                        Applicable   Principal Balance    Class Factor   Principal Balance    Class Factor
                       Class              Coupon          Jul-05             Jul-05           Jun-05             Jun-05
                                           Rate        Payment Date       Payment Date      Payment Date      Payment Date
            ------------------------------------------------------------------------------------------------------------------------
          a.      Class A-1 Notes         3.0728%      85,635,997.48        0.41774       108,093,114.88        0.52728
          b.      Class A-2 Notes         3.7600%     232,000,000.00        1.00000       232,000,000.00        1.00000
          c.      Class A-3 Notes         4.1200%     211,000,000.00        1.00000       211,000,000.00        1.00000
          d.      Class A-4 Notes         4.3600%      93,070,000.00        1.00000        93,070,000.00        1.00000
          e.       Class B Notes          4.0900%      15,163,560.91        0.83869        15,711,295.48        0.86899
          f.       Class C Notes          4.1800%      13,478,720.82        0.83875        13,965,595.99        0.86905
          g.       Class D Notes          4.5100%      23,587,761.43        0.83883        24,439,792.98        0.86913

          h.              Total Offered Notes         673,936,040.64                      698,279,799.33


     B    Other Information

            ------------------------------------------------------------------------
                                           Scheduled                Scheduled
                                        Principal Balance        Principal Balance
                       Class                Jul-05                   Jun-05
                                          Payment Date            Payment Date
            ------------------------------------------------------------------------
                  Class A-1 Notes             90,172,853.69         112,560,421.12


            ------------------------------------------------------------------------------------------------------------------------
                                                     Target             Class               Target              Class
                                  Class        Principal Balance        Floor          Principal Amount         Floor
              Class             Percentage           Jul-05            Jul-05               Jun-05             Jun-05
                                                  Payment Date      Payment Date         Payment Date       Payment Date
            ------------------------------------------------------------------------------------------------------------------------
             Class A                  92.25%     621,705,997.49                        644,163,114.88
             Class B                   2.25%      15,163,560.91               0.00      15,711,295.48               0.00
             Class C                   2.00%      13,478,720.81               0.00      13,965,595.99               0.00
             Class D                   3.50%      23,587,761.42               0.00      24,439,792.98               0.00


  V. PRINCIPAL

     A.  MONTHLY PRINCIPAL AMOUNT

            1.    Principal Balance of Notes and Equity Certificates                               698,279,799.33
                  (End of Prior Collection Period)
            2.    Contract Pool Principal Balance (End of Collection Period)                       673,936,040.64
                                                                                                  ---------------

                                                Total monthly principal amount                      24,343,758.69

     B. PRINCIPAL BREAKDOWN                                                     No. of Accounts
     ----------------------                                                     ---------------


            1.    Scheduled Principal                                                   60,824      21,709,071.69
            2.    Prepaid Contracts                                                        156         672,719.04
            3.    Defaulted Contracts                                                      313       1,961,967.96
            4.    Contracts purchased by CIT Financial USA, Inc.                             0               0.00
                                                                                ---------------------------------

                  Total Principal Breakdown                                             61,293      24,343,758.69


 VI. CONTRACT POOL DATA

     A.  CONTRACT POOL CHARACTERISTICS

                                                                                ----------------------------------------------------
                                                                                 Original             Jul-05             Jun-05
                                                                                   Pool             Payment Date       Payment Date
                                                                                ----------------------------------------------------

            1.    a.  Contract Pool Balance                                     803,339,897.82     673,936,040.64    698,279,799.33
                  b.  No of Contracts                                                   61,944             60,824            61,293
                  c.  Pool Factor

            2.    Weighted Average Remaining Term                                        37.70              33.70             34.49

            3.    Weighted Average Original Term                                         45.00


     B.  DELINQUENCY INFORMATION

                                     -----------------------------------------------------------------------------------------------
                                                                 % of         % of Aggregate
                                                                              Required Payoff         No. Of      Aggregate Required
                                                               Contracts           Amount            Accounts       Payoff Amounts
                                     -----------------------------------------------------------------------------------------------
            1.    Current                                        96.49%                 97.32%             58,692    660,122,516.86
                  31-60 days                                      1.87%                  1.70%              1,135     11,514,136.81
                  61-90 days                                      0.64%                  0.54%                391      3,674,066.14
                  91-120 days                                     0.36%                  0.18%                217      1,212,239.23
                  120+ days                                       0.64%                  0.26%                389      1,762,569.90

                                      Total Delinquency         100.00%                100.00%             60,824    678,285,528.94


            2. Delinquent Scheduled Payments:

                  Beginning of Collection Period                                                     4,520,607.46
                  End of Collection Period                                                           4,349,488.30
                                                                                                -----------------

                                        Change in Delinquent Scheduled Payments                       (171,119.16)


     C.  DEFAULTED CONTRACT INFORMATION

            1. Required Payoff Amount on Defaulted Contracts                                         1,961,967.96
            2. Liquidation Proceeds received                                                         1,233,914.79
                                                                                                -----------------
            3. Current Liquidation Net Loss Amount                                                     728,053.17

            4. Cumulative Reported Net Losses                                                        1,414,382.11

               Cumulative Net Loss Ratio                                                                   0.0906%

               Cummlative Net Loss Trigger                                                                 0.5000%

VII. MISCELLANEOUS INFORMATION

     A.  SERVICER ADVANCE BALANCE

            1. Opening Servicer Advance Balance                                                      4,520,607.46
            2. Current Period Servicer Advance                                                       2,025,533.33
            3. Recoveries of prior Servicer Advances                                                (2,196,652.49)
                                                                                                -----------------
            4. Ending Servicer Advance Balance                                                       4,349,488.30


     B.  CASH COLLATERAL ACCOUNT


            1. Opening Cash Collateral Account                                                                        54,116,684.45

            2. Deposit from the Collection Account                                                                             0.00

            3. Investment Earnings.                                                                                      134,942.43

            4. Withdrawals from the Cash Collateral Account                                                             (438,893.57)

            5. Ending Cash Collateral Account Balance before Distributions                                            53,812,733.31

            6. Required Cash Collateral Account Amount                                                                52,230,043.15

            7. Cash Collateral Account Surplus                                                                         1,582,690.16

                  Distribution of CCA
                  a. Senior Loan Interest                                                                               (126,730.69)
                  b. Senior Loan Principal                                                                            (1,455,959.47)
                  c. Holdback Amount Interest                                                                                  0.00
                  d. Holdback Amount Principal                                                                                 0.00
                                                                                                                     ---------------
            9. Total Distribution                                                                                     (1,582,690.16)

            10.   Ending Cash Collateral Account Balance after Distributions                                          52,230,043.15
                                                         -----


     C.  OTHER RELATED INFORMATION

            1. Discount Rate                                                                               4.8100%

            2. Life to Date Prepayment (CPR)                                                               5.0060%

            3. Life to Date Substitutions:

                  a. Prepayments                                                          0.00

                  b. Defaults                                                             0.00

                  --------------------------------------------------------------------------------
                                                                   Jul-05           Jun-05
                               Item                             Payment Date     Payment Date
                  --------------------------------------------------------------------------------

            4.    a.  Senior Loan                               21,040,611.85    22,496,571.32
                  b.  Holdback Amount                           31,129,421.05    31,129,421.05

            5.    Applicable Rates for the Interest Period:
                  a.  Libor Rate for the Interest Period               3.2600%
                  b.  Senior Loan Interest Rate                        6.7600%
                  c.  Holdback Amount Interest Rate                    9.2600%


            6.    DELINQUENCY, NET LOSSES AND CPR HISTORY

                  ------------------------------------------------------------------------------------------------------------------
                                                 % of                  % of                   % of                      % of
                                              Aggregate             Aggregate               Aggregate                 Aggregate
                                           Required Payoff       Required Payoff         Required Payoff           Required Payoff
                                               Amounts               Amounts                 Amounts                   Amounts
                        Collection
                           Periods      31-60 Days Past Due   61-90 Days Past Due     91-120 Days Past Due       120+ Days Past Due
                  ------------------------------------------------------------------------------------------------------------------

                  ------------------------------------------------------------------------------------------------------------------
                          06/30/05            1.70%                 0.54%                   0.18%                       0.26%
                          05/31/05            1.65%                 0.41%                   0.18%                       0.36%
                          04/30/05            1.69%                 0.37%                   0.28%                       0.23%
                          03/31/05            1.70%                 0.77%                   0.29%                       0.01%
                  ------------------------------------------------------------------------------------------------------------------



                  ---------------------------------------------------------------------------------
                         Collection        Cumulative Net        Monthly Net
                           Month          Loss Percentage           Losses                LTD CPR
                           -----          ---------------           ------                -------
                  ---------------------------------------------------------------------------------

                  ---------------------------------------------------------------------------------
                          June-05             0.091%             728,053.17                 5.01%
                           May-05             0.026%             211,417.52                 5.23%
                          April-05            0.014%             109,098.87                 5.58%
                          March-05            0.046%             365,812.55                 7.35%

                  ---------------------------------------------------------------------------------